SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 3, 2006

ProUroCare Medical, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-103781	20-1212923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Carlson Parkway, Suite 124 Plymouth, Minnesota		55447
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (952-476-9093)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 3, 2006 ProUroCare Medical Inc. (the “Company”) filed a Form 8-A with the United States Securities and Exchange Commission, registering its common stock pursuant to Section 12(g) of the Exchange Act.  By this action, the Company becomes a mandatory filer subject to the reporting rules of Sections 13, 14, and 16 of the Exchange Act.  These reporting rules require, among other things, that the Company file periodic reports on Form 10-KSB and Form 10-QSB, current reports on Form 8-K, an annual proxy and annual report, and reports of directors, officers and principal shareholders on Forms 3, 4, and 5.  Prior to the action, the Company had voluntarily filed Forms 10-KSB, 10-QSB, and 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL, INC.

Date: February 8, 2006.	By:	/s/ Maurice R. Taylor II
Maurice R. Taylor,
Chief Executive Officer